EXHIBIT 99.2

Inland Retail Real Estate Investment Trust, Inc.

Senior and Executive Officer Incentive Plan

For Year Ended 2005

	Maximum	Maximum	Maximum
	Stock Grant Award	Stock Option	Cash Bonus
Level of Bonus (1)	as a % of Salary (2)	as a % of Salary Award(2)	as a % of Salary

< 85% (Sub-Threshold)	5%	5%	5%

85, but < 100% (Threshold)	10%	10%	10%

100, but < 130% (Target)	15%	15%	15%

>130% (High Performance)	20%	20%	20%

Notes:

(1)  Based on comparison of annual IRRETI funds from operations growth to peer group average

(2)  Annual amount vested = 20%, initial year is one year from grant

Annual Incentive Cash Bonus Determination

The amount of executive’s annual incentive cash bonus for a fiscal year shall be determined based on the financial performance of the Company for such fiscal year and the executive’s individual performance.  The Company’s financial performance shall be measured by reference to the growth rate in the Company’s FFO (as defined below) as a percentage of the median growth in FFO for the Retail Property Sector for such fiscal year as published by The National Association of Real Estate Investment Trusts (“FFO Base”).  The executive’s individual performance shall be measured based on a subjective assessment made by the Chief Executive Officer of the Company in consultation with the Chairman of the Board of Directors.

Executive’s annual incentive cash bonus shall range from 5% of base salary to 20% of base salary based on the Company’s FFO based on the following schedule.

•                                          5% if the Company’s FFO for a fiscal year is less than 85% of the FFO Base (“Sub-Threshold Performance Level”).

•                                          10% if the Company’s FFO for a fiscal year is at least 85% but less than 100% of the FFO Base (“Threshold Performance Level”).

•                                          15% if the Company’s FFO for a fiscal year is at least 100% but less than 130% of the FFO Base (“Target Performance Level”).

•                                          20% if the Company’s FFO for a fiscal year is 130% or more of the FFO Base (“High Performance Level”).

At the Threshold Performance Level and above, 50% of the annual incentive cash bonus shall be earned based on the Company’s FFO and an additional 0% to 50% of the annual incentive cash bonus shall be awarded in the discretion of the Company taking into account, among other considerations, the executive’s individual performance.  Accordingly,

•                                          At the Sub-Threshold Performance Level, executive shall earn a minimum bonus of 5.0% of his Base Salary.

•                                          At the Threshold Performance Level, executive shall earn a minimum bonus of 5% of his Base Salary and could earn up to an additional 5% based on, among other considerations, his individual performance.

•                                          At the Target Performance Level, executive shall earn a minimum bonus of 7.5% of his Base Salary and could earn up to an additional 7.5% based on, among other considerations, his individual performance.

•                                          At the High Performance Level, executive shall earn a minimum bonus of 10% of his Base Salary and could earn up to an additional 10% based on, among other considerations, his individual performance.

For purposes of such bonus determination, the Company’s FFO for any fiscal year shall be its net income per share for such fiscal year determined in accordance with generally accepted accounting principals as consistently applied by the Company for financial reporting purposes, with certain adjustments as determined by management, in consultation with the Company’s Compensation Committee.

Long Term Restricted Stock Grant  and Option Grant Determination

The number of shares and options granted to executive for a fiscal year shall be determined based on the financial performance of the Company for such fiscal year and the executive’s individual performance.  The Company’s financial performance shall be measured by reference to the growth rate in the Company’s FFO (as defined below) as a percentage of the median growth in FFO for the Retail Property Sector for such fiscal year as published by The National Association of Real Estate Investment Trusts (“FFO Base”).  The executive’s individual performance shall be measured based on a subjective assessment made by the Chief Executive Officer of the Company in consultation with the Chairman of the Board of Directors.

Executive’s long term restricted stock grant and option grant shall each range from 5% of base salary to 20% of base salary based on the Company’s FFO based on the following schedule.

•                                          5% if the Company’s FFO for a fiscal year is less than 85% of the FFO Base (“Sub-Threshold Performance Level”).

•                                          10% if the Company’s FFO for a fiscal year is at least 85% but less than 100% of the FFO Base (“Threshold Performance Level”).

•                                          15% if the Company’s FFO for a fiscal year is at least 100% but less than 130% of the FFO Base (“Target Performance Level”).

•                                          20% if the Company’s FFO for a fiscal year is 130% or more of the FFO Base (“High Performance Level”).

Fifty percent of the long term restricted stock grant shall be earned based on the Company’s FFO, and an additional 0% to 50% of the long term restricted stock grant shall be awarded in the discretion of the Company taking into account, among other considerations, the executive’s individual performance.  Similarly, 50% of the stock option grant shall be earned based on the Company’s FFO, and from 0% to 50% of the stock option grant shall be awarded in the discretion of the Company taking into account, among other considerations, the executive’s individual performance.  Accordingly,

•                                          At the Sub-Threshold Performance Level, executive shall earn a minimum long term restricted stock grant of 2.5% of his base salary and could earn up to an additional 2.5% based on, among other considerations, his individual performance.  Similarly, executive shall earn a minimum stock option grant of 2.5% of his base salary and could earn up to an additional 2.5% based on, among other considerations, his individual performance.  The number of shares of the long term restricted stock grant and the number of stock option shares shall each be equal in value to the relevant percentage (i.e., up to 5% for each of the long term restricted stock grant and the stock option grant) of executive’s base salary received for the relevant period divided by the the fair market value of the Company’s common stock as determined by the Compensation Committee (the “Stock Price”).  The Stock Price shall also be the exercise price for the stock option shares.

•                                          At the Threshold Performance Level, executive shall earn a minimum long term restricted stock grant of 5% of his base salary and could earn up to an additional 5% based on, among other considerations, his individual performance.  Similarly, executive shall earn a minimum stock option grant of 5% of his base salary and could earn up to an additional 5% based on, among other considerations, his individual performance.  The number of shares of the long term restricted stock grant and the number of stock option shares shall each be equal in value to the relevant percentage (i.e., up to 10% for each of the long term restricted stock grant and the stock option grant) of executive’s base salary received for the relevant period divided by the Stock Price.  The Stock Price shall also be the exercise price for the stock option shares.

•                                          At the Target Performance Level, executive shall earn a minimum long term restricted stock grant of 7.5% of his base salary and could earn up to an additional 7.5% based on, among other considerations, his individual performance.  Similarly, executive shall earn a minimum stock option grant of 7.5% of his base salary and could earn up to an additional 7.5% based on, among other considerations, his individual performance.  The number of shares of the long term restricted stock grant and the number of stock option shares shall each be equal in value to the relevant percentage (i.e., up to 15% for each of the long term restricted stock grant and the stock option grant) of executive’s base salary received for the relevant period divided by the Stock Price.  The Stock Price shall also be the exercise price for the stock option shares.

•                                          At the High Performance Level, executive shall earn a minimum long term restricted stock grant of 10% of his base salary and could earn up to an additional 10% based on, among other considerations, his individual performance.  Similarly, executive shall earn a minimum stock option grant of 10% of his base salary and could earn up to an additional 10% based on, among other considerations, his individual performance.  The number of shares of the long term restricted stock grant and the number of stock option shares shall each be equal in value to the relevant percentage (i.e., up to 20% for each of the long term restricted stock grant and the stock option grant) of executive’s base salary received for the relevant period divided by the Stock Price.  The Stock Price shall also be the exercise price for the stock option shares.

For purposes of such grant determination, the Company’s FFO for any fiscal year shall be its net income per share for such fiscal year determined in accordance with generally accepted accounting principals as consistently applied by the Company for financial reporting purposes, with certain adjustments as determined by management in consultation with the Company’s Compensation Committee.

Executive’s rights with respect to the long term restricted stock shares and the stock option shares shall vest with respect to 20% of such shares as of each anniversary of the grant date.  Except as otherwise provided in the Inland Retail Real Estate Trust, Inc. 2005 Equity

Award Plan, executive’s rights with respect to unvested shares and options shall terminate and such shares shall be forfeited upon the termination of executive’s employment.

Any and all share or option certificates shall be held by the Company until vesting or exercise, as applicable, has occurred, and executive, as a condition to receipt of each grant, shall execute and deliver to the Company such blank stock powers as the Company may reasonably request in order to allow the forfeiture of non-vested shares and options and the cancellation of the certificates representing such shares and options.  The Company shall deliver certificates representing vested shares promptly following the vesting date or the exercise date, as applicable.

Executive shall execute such forms as the Company may from time to time reasonably request to evidence the grant or forfeiture of shares and options.

The executive shall have all rights of a stockholder of the granted shares of restricted stock, including the right to vote the shares and participate in dividends.  However, executive shall have no right to sell, assign, hypothecate, pledge, or otherwise transfer granted shares of restricted stock or any rights with respect thereto prior to the applicable vesting date and may, unless further restricted by the terms of the Inland Retail Real Estate Trust, Inc. 2005 Equity Award Plan, if any, only transfer granted shares of restricted stock after they vest in accordance with applicable securities laws.

Executive shall be deemed the owner of all granted shares of restricted stock as they vest and will be able to exercise the stock options as they vest.  The executive shall have all rights of a stockholder, including the right to vote the shares and participate in dividends, only after exercise of the stock option.